SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      July 31, 2000
                                                --------------------------------

                                 GlobeSpan, Inc.
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               (Exact Name of Registrant as Specified in Charter)

    Delaware                         000-26401                 75-2658218
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(State or Other Jurisdiction        (Commission            (I.R.S. Employer
of Incorporation)                   File Number)          Identification No.)

100 Schulz Drive
Red Bank, New Jersey                                             07701
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code (732) 345-7500
                                                   --------------

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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events
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                  In a press  release  dated July 31, 2000,  GlobeSpan,  Inc., a
         Delaware corporation ("GlobeSpan"), announced its earnings for the fiscal quarter ended June 30, 2000. A copy of the press release issued by GlobeSpan is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

(a)      Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         Exhibit  Description
         No.      -----------
         -------

         99.1     Press Release issued by GlobeSpan on July 31, 2000.



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



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GLOBESPAN, INC.


                                        By: /s/ Robert McMullan
                                           -------------------------------------
                                        Name:  Robert McMullan
                                        Title: Chief Financial Officer, Vice
                                               President and Treasurer
Date: July 31, 2000




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

                                  EXHIBIT INDEX


        Exhibit          Description
        No.              -----------
        -------

         99.1            Press Release issued by GlobeSpan on July 31, 2000.


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